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Scudder Pacific Opportunities Fund

Classes A, B and C

Annual Report

October 31, 2001

"We believe the combination of positive fundamental changes and attractive stock market valuations presents an attractive long-term investment opportunity in Asia."

Contents

3 Performance Summary

6 Economic Overview

8 Portfolio Management Review

14 Portfolio Summary

16 Investment Portfolio

21 Financial Statements

25 Financial Highlights

28 Notes to Financial Statements

37 Report of Independent Accountants

38 Tax Information

39 Officers and Directors

40 Investment Products and Services

42 Account Management Resources

Scudder Pacific Opportunities Fund	Nasdaq Symbol	CUSIP Number
Class A	SPAOX	811165-661
Class B	SBPOX	811165-653
Class C	SPCCX	811165-646

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary October 31, 2001

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Pacific Opportunities Fund	1-Year	3-Year	5-Year	Life of Class*
Class A(a)	-27.00%	-4.33%	-13.94%	-5.05%
Class B(a)	-27.54%	-5.07%	-14.61%	-5.80%
Class C(a)	-27.53%	-5.05%	-14.59%	-5.78%
MSCI All Country Asia Free Index (excluding Japan)+	-18.96%	-2.03%	-10.74%	-1.32%

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

Net Asset Value Information
	Class A	Class B	Class C
Net Asset Value: 10/31/01	$ 7.37	$ 7.35	$ 7.35
Commencement of sales (5/29/01)	$ 9.37	$ 9.37	$ 9.37

Class S Lipper Rankings - Pacific Ex Japan Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	39	of	69	56
3-Year	48	of	59	80
5-Year	33	of	52	63

Rankings are historical and do not guarantee future results.

Source: Lipper, Inc.

(a) On May 29, 2001, the Fund began offering additional classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of the Scudder Pacific Opportunities Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (b) (Adjusted for Sales Charge)
-- Scudder Pacific Opportunities Fund - Class A -- MSCI All Country Asia Free Index (excluding Japan)+

Yearly periods ended October 31

Comparative Results (Adjusted for Sales Charge)
Scudder Pacific Opportunities Fund		1-Year	3-Year	5-Year	Life of Class*
Class A(c)	Growth of $10,000	$6,880	$8,254	$4,450	$5,945
	Average annual total return	-31.20%	-6.20%	-14.95%	-5.68%
Class B(c)	Growth of $10,000	$7,029	$8,384	$4,495	$5,877
	Average annual total return	-29.71%	-5.71%	-14.78%	-5.80%
Class C(c)	Growth of $10,000	$7,247	$8,560	$4,544	$5,889
	Average annual total return	-27.53%	-5.05%	-14.59%	-5.78%
MSCI All Country Asia Free Index (excluding Japan)+	Growth of $10,000	$8,104	$9,403	$5,665	$8,891
	Average annual total return	-18.96%	-2.03%	-10.74%	-1.32%

The growth of $10,000 is cumulative.

* The Fund commenced operations on December 8, 1992. Index comparisons begin December 31, 1992.
(b) The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
(c) On May 29, 2001, the Fund began offering additional classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of the Scudder Pacific Opportunities Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Morgan Stanley Capital International (MSCI) All Country Asia Free Index is an unmanaged capitalization-weighted measure of stock markets in the Pacific Region, excluding Japan. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns and rankings may differ by share classes.

Investors in international funds should be comfortable with the risks associated with foreign investing including currency exchange fluctuation and political and economic instability.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Economic Outlook: Recession, Then Recovery

Dear Shareholder:

On the morning of September 11, economic conditions were uncertain at best, and the terrorist attacks in the United States on the World Trade Center and the Pentagon only increased the odds of recession. In the wake of the attacks, U.S. policymakers are moving aggressively to provide fiscal and monetary stimulus to keep the economy on track.

U.S. consumers had too much debt and were trying to rein in their spending when the terrorist attacks sapped their confidence, and now they're spending less. Although people will still buy groceries, visit the doctor and pay their child's tuition, we don't expect total consumption to get back to this past summer's level before the end of 2002. As their customers retrench, business executives will likely do the same. They have already cut capital spending and will review outlays for the coming months. As a result, we expect the economy to continue its decline until early next spring.

Despite America's current malaise, the rest of the world is still looking to us to spark global growth. Japan remains in recession, and output is slipping in the largest European countries. But policymakers elsewhere may finally be getting the message that world growth is at risk. The European Central Bank recently surprised markets with a rate cut of half a percentage point, and Japan's government has vowed to get serious about reform. These moves, while welcome, will take time to bear fruit.

Before stuffing money under the mattress, investors can take heart that U.S. policymakers have been quick to act to bolster the world's largest economy. At the exact moment when the private sector is cutting back, the government is stepping up with huge new outlays. What's good about these outlays is that they aren't new programs that will last forever, and the economy will reap the benefits quickly. This stimulus may not prevent two or three quarters of negative growth, but it should shorten the correction process.

Recessions are never welcome, but they force people and businesses to reduce the excesses built up in a boom. We believe individuals and businesses are likely to react by aggressively correcting excesses that have built up over the past several years. That will hurt now but will brighten the medium- to long-term outlook.

We believe Americans will quickly put their houses in order, and by the end of 2002, the stage should be set for another expansion. Because the markets are forward looking, financial asset prices here and abroad may begin to anticipate stronger growth before then - an important point for investors to keep in mind as they evaluate their holdings.

Zurich Scudder Investments, Inc.
Economics Group

November 13, 2001

The sources, opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of November 13, 2001, and may not actually come to pass.

Portfolio Management Review

Scudder Pacific Opportunities Fund: A Team Approach to Investing

[Portfolio Manager(s) Photograph(s)]

Scudder Pacific Opportunities Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Peter Sartori joined the Advisor and the fund team in 2001. Mr. Sartori's investment career began in 1990.

Portfolio Manager Nicholas Bratt joined the Advisor in 1976 and has over 21 years of experience in global investing. Mr. Bratt has been a member of the fund team since 1992.

Portfolio Manager Terrence Gray joined the Advisor in 1993 and the fund team in 2001. Mr. Gray began his investment career in 1993.

In the following interview, Portfolio Managers Peter Sartori and Terrence Gray discuss Scudder Pacific Opportunities Fund's strategy and the market environment during the period ended October 31, 2001.

Q: The world economy has slowed during 2001, and the events of September 11 have added a new dimension of uncertainty. How have the Asian economies responded in this challenging environment?

A: Weaker global growth has been having an impact on Asia throughout the entire year, and this trend was exacerbated by the September 11 terrorist attacks. However, an October rally in the Asian markets suggests that investors may be expecting that the combination of increased government spending and aggressive interest rate cuts worldwide will spark a recovery in 2002.

With its economies driven primarily by exports (predominantly to the United States), Asia has been directly affected by the global downturn. Export growth across the region has fallen, which has had the greatest impact on countries where the ratio of exports to gross domestic product (GDP) is highest. Malaysia, Taiwan, and Singapore have been most affected by this trend, while China and India have fared better. The weakness in exports has prompted economists to downgrade their GDP forecasts for Asia (excluding Japan) to roughly 3 percent in 2001 and 4.3 percent in 2002. Excluding China, the regional growth rate is expected to come in at only 0.3 percent in 2001 and 1.4 percent in 2002. This type of growth is a far cry from the 5 percent-plus growth rate achieved in 2000.

On the positive side, the economic downturn is likely to force Asian governments to stimulate domestic demand through lower interest rates and increased government spending. Rates have come down in Singapore, Hong Kong, Korea, and Taiwan, and we believe this trend will continue. In addition, the governments of Singapore and Malaysia announced spending packages in October that could be as large as those initiated during the Asian crisis of 1998. The renewed focus on domestic demand could make for a more balanced regional economy (i.e., one that is less dependant on exports), and should prove to be a substantial positive for the longer-term health of the region.

Q: How have the Asian stock markets performed during the past year?

A: Consistent with the weak performance exhibited by virtually all of the global markets, stocks in Asia lost substantial ground during this time. The region as a whole was hurt by its heavy exposure to technology stocks, one of the worst performing sectors of the market. However, most markets exhibited encouraging signs of life in late September and October.

China led Asian markets on the downside despite its positive macroeconomic outlook. Hong Kong and Singapore also produced disappointing returns, particularly in light of the fact that both countries cut interest rates. Both markets are undergoing important structural changes that have contributed to weakness. For example, Hong Kong no longer has a monopoly as the "middle man" for China and is struggling with its cost competitiveness. In Singapore, many corporations are trying to expand outside their borders, a transition that is causing short-term pain. Taiwan also suffered a steep fall, as it is a tech-heavy market and was therefore affected by the sharp drop in the Nasdaq Index in the United States.

On the plus side, Korea provided strong relative performance. The country is in a stronger position than many of its neighbors because of the extensive corporate-level reforms that have taken place in recent years. Many Korean companies have achieved significant cost savings via restructuring, allowing them to offer more competitive prices. Additionally, Korea has developed a productive trading relationship with China, which has replaced Japan as Korea's number two trading partner (the United States remains first). Smaller Southeast Asian markets produced the strongest performance, since lower participation among foreign investors meant that they had less exposure to the global market correction.

Q: Please discuss how the fund performed in this environment.

A: Class A shares of Scudder Pacific Opportunities Fund lost ground during the interval from the fund's inception on May 29, 2001, through October 31, 2001, falling 21.34 percent (return unadjusted for sales charges). In comparison, its unmanaged benchmark, the MSCI All Country Asia Free Index (excluding Japan), returned -17.88 percent. Several factors helped fund performance:

• The fund's position in India - and our stock selection within the country - made the most significant contribution. The pharmaceutical company Dr. Reddy's Laboratories performed well, as did the fund's overweight position in the consumer products company Hindustan Lever.

• In Taiwan, fund performance was helped by an underweight position as well as strong stock selection. We sold Via Technologies early in the year to lock in a good profit, and also added to an underweight position in index heavyweight Taiwan Semiconductor at the bottom of its trading range.

• The fund was boosted by its position in Australia, which is not in the benchmark but which outperformed substantially.

• Performance was also helped by our avoidance of a number of high-profile Asian stocks whose share prices collapsed during the period, such as Pacific Century Cyberworks (telecommunications), Li & Fung (trading/distribution), Johnson Electric (industrial), and Chartered Semiconductor (technology).

On the negative side, fund performance was hurt by an overweighting in Hong Kong, a position that included the media company Television Broadcasts and the property developer Henderson Land. In China, the fund suffered from the collapse of the telecommunications firm China Mobile (Hong Kong), which fell over 50 percent during the reporting period. Relative performance was also hurt by the fund's underweight position in Malaysia and Thailand, as well as in Indonesia and the Philippines, where the fund had no holdings as of the end of the period.

Q: How is the fund positioned at present?

A: Stock selection remains particularly crucial at this juncture. For that reason, we are closely monitoring what we believe to be the better quality companies in Asia for opportunities to take advantage of distressed valuation levels. We are focusing on companies that gain earnings from their domestic markets and that we believe stand to benefit from lower interest rates and increased government spending. Included among these are companies in China and India that we believe will be less affected by the global slowdown and will therefore produce reasonable earnings growth. Examples include Hindustan Lever and Hero Honda in India, and Denway Motors in Hong Kong.

For the time being, we are avoiding or underweighting companies that are directly affected by the events of September 11. Examples include airlines and companies whose earnings are leveraged to the U.S. or global economies. Most Asian technology companies fall in this category. However, we have added to the telecommunications sector (where the fund is now slightly overweight). We believe that many telecoms - which were among the worst performers during the first half of 2001 - are defensive, domestic-focused companies that offer attractive valuations. Among the fund's holdings in this sector are Korea Telecom, Singapore Telecom, China Mobile (Hong Kong), and KT Freetel (Korea).

The fund has maintained an overweight position in banks, with an emphasis on those located in countries with sound banking systems such as Hong Kong, Singapore, and Korea. Conversely, we continue to avoid banks in Thailand, Indonesia, and the Philippines. Key holdings in the sector include Hang Seng Bank (Hong Kong), Oversea-Chinese Banking Corp. (Singapore), Kookmin Bank (Korea), and Housing Development Finance Corp. (India).

Q: What is your outlook for Asia?

A: We are encouraged by the efforts of Asia's governments to stimulate demand, but we believe that a recovery in the global economy will be necessary to spark a full rebound in Asia's markets. While it is impossible to say when a rebound will occur, we are optimistic on the long-term outlook for stock prices in the region. A wealth of positive changes has taken place during the past three years, such as increased merger activity, a gradual reduction in government regulation, and the growing acceptance of corporate restructuring as a way to improve earnings. Despite these developments, valuations in the Asian markets have fallen to the crisis levels of 1998. In our view, the fact that valuations in Asia do not reflect the important positive changes that have occurred in recent years presents an attractive long-term investment opportunity.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary October 31, 2001

Geographical (Excludes Cash Equivalents)	10/31/01	10/31/00

Hong Kong	29%	41%
Korea	20%	15%
India	14%	11%
Taiwan	12%	14%
Singapore	11%	10%
Australia	6%	2%
China	4%	1%
Malaysia	2%	1%
Thailand	2%	-
Other	-	5%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	10/31/01	10/31/00

Financial	32%	17%
Technology	17%	21%
Communications	12%	20%
Manufacturing	12%	14%
Health	5%	-
Consumer Staples	4%	4%
Utilities	3%	2%
Consumer Discretionary	3%	7%
Media	2%	-
Other	10%	15%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2001* (38.5% of Portfolio)
1. Taiwan Semiconductor Manufacturing Co., Ltd. Manufacturer of integrated circuits and other semiconductor devices	Taiwan	5.6%
2. Hutchison Whampoa, Ltd. Provider of investment services and other diversified services	Hong Kong	5.4%
3. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	4.3%
4. Hang Seng Bank Ltd. Provider of commercial banking services	Hong Kong	4.1%
5. China Mobile (Hong Kong) Ltd. Provider of cellular telecommunication services	Hong Kong	4.0%
6. Kookmin Bank Provider of banking services	Korea	3.9%
7. Hindustan Lever Ltd. Manufacturer of branded and packaged consumer products	India	3.1%
8. Sun Hung Kai Properties Ltd. Provider of real estate and financial services	Hong Kong	2.9%
9. Oversea-Chinese Banking Corp., Ltd. Provider of financial services	Singapore	2.8%
10. Korea Telecom Corp. Provider of telecommunications services	Korea	2.4%

* Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2001

	Shares	Value ($)
Common Stocks 95.4%
Australia 5.6%
BHP Billiton, Ltd. (Producer of petroleum, mineral and steel products)	171,196	769,970
Cable & Wireless Optus Ltd.* (Manufacturer and marketer of human and veterinary pharmaceuticals)	31,000	785,638
Mayne Nickless Ltd. (Provider of management to private hospitals)	260,000	975,570
QBE Insurance Group Ltd. (Underwriter of commercial, industrial and individual insurance)	5,000	17,452
Suncorp-Metway Ltd. (Provider of banking, insurance, superannuation and fund management products)	130,600	881,145
Westfield Holdings Ltd. (Developer, builder, leaser and manager of a portfolio of shopping centers)	93,103	795,886
		4,225,661
China 3.5%
Beijing Capital International Airport Co., Ltd. "H" (Operator of aeronautical and non-aeronautical business in the Bejing airport)	3,386,000	829,146
Beijing Datang Power Generation Co., Ltd. "H" (Developer and operator of coal-fired electric power plants)	2,866,000	1,047,206
China Petroleum & Chemical Corp. "H" (Explorer and producer of crude oil and natural gas)	4,852,000	752,692
		2,629,044
Hong Kong 27.3%
Bank of East Asia Ltd. (Provider of banking services)	424,000	848,011
China Mobile (Hong Kong) Ltd.* (Provider of cellular telecommunication services)	1,012,000	3,068,475
Denway Motors Ltd. (Assembler and trader of motor vehicles and parts in China)	3,705,200	1,235,082
Esprit Holdings Ltd. (Designer and manufacturer of high-quality fashion products)	770,759	810,295
Hang Seng Bank Ltd. (Provider of commercial banking services)	306,200	3,071,853
Henderson Land Development Co., Ltd. (Developer of property)	200,000	642,316
Hong Kong Electric Holdings, Ltd. (Operator of a gas utility company)	360,000	1,366,171
Hutchison Whampoa, Ltd. (Provider of investment services and other diversified services)	509,200	4,112,822
Sun Hung Kai Properties Ltd. (Provider of real estate and financial services)	358,000	2,203,105
Swire Pacific Ltd. "A" (Provider of general trading and real estate services)	271,500	1,131,265
Television Broadcasts, Ltd. (Provider of telecommunication services)	234,000	690,009
The Wharf (Holdings) Ltd. (Developer of property investment)	498,000	919,396
Wing Hang Bank Ltd. (Provider of corporate and retail banking services)	205,900	620,348
		20,719,148
India 13.2%
Bharat Petroleum Co., Ltd. (Explorer and refiner of crude oil)	228,000	826,910
Dr. Reddy's Laboratories Ltd. (Manufacturer of bulk drugs, formulations and molecules)	40,500	894,561
Hero Honda Motors Ltd. (Manufacturer of bicycles and motorcycles)	27,025	125,580
Hindustan Lever Ltd. (Manufacturer of branded and packaged consumer products)	523,000	2,333,829
Housing Development Finance Corp., Ltd. (Provider of housing finance)	69,000	1,004,015
ICICI Ltd. (Creator, expander and modernizer of industrial enterprises)	759,000	810,560
Infosys Technologies, Ltd. (Provider of IT consulting and software services)	19,600	1,193,072
Reliance Industries Ltd. (Manufacturer of synthetic fibers, fiber intermediates, petrochemicals and textiles)	200,467	1,073,766
State Bank of India (Provider of banking and financial services)	243,400	944,893
Sun Pharmaceutical Industries, Ltd. (Manufacturer of pharmaceuticals)	70,000	814,649
		10,021,835
Korea 20.5%
Hana Bank (Provider of banking services)	101,500	790,143
Hyundai Motor Co., Ltd. (Manufacturer of automobiles)	74,300	1,197,088
Kookmin Bank* (b) (Provider of banking services)	111,760	2,922,389
Korea Telecom Corp. (ADR) (Provider of telecommunications services)	89,000	1,854,760
KT Freetel* (Provider of personal communication services)	27,000	731,991
Pohang Iron & Steel Co., Ltd. (Manufacturer of steel)	12,800	882,417
Samsung Electronics Co., Ltd. (Manufacturer of electronic parts)	24,303	3,266,127
Samsung Fire & Marine Insurance Co., Ltd. (Provider of insurance products)	40,300	1,264,252
Samsung Securities Co., Ltd.* (Provider of brokerage, investment and underwriting services)	34,800	904,369
SK Telecom Co., Ltd. (Provider of mobile telecommunication services)	9,000	1,711,464
		15,525,000
Malaysia 2.2%
British American Tobacco Malaysia Berhad (Manufacturer, importer and retailer of tobacco products)	57,200	515,546
Malayan Banking Berhad (Provider of banking and financial services)	617,400	1,153,548
		1,669,094
Singapore 10.1%
DBS Group Holdings Ltd. (Provider of banking and financing services)	130,177	742,624
Oversea-Chinese Banking Corp., Ltd. (Foreign Registered) (Provider of financial services)	373,700	2,152,355
Overseas Union Enterprise Ltd. (Operator of various hotels and shopping centers)	219,000	666,712
Sembcorp Logistics Ltd. (Provider of marine-related services)	894,400	775,158
Singapore Press Holdings, Ltd. (Publisher, printer and distributor of newspapers and magazines)	89,000	771,345
Singapore Technologies Engineering Ltd. (Provider of integrated aerospace, engineering and maintenance services for military and commercial aircraft)	695,000	785,332
Singapore Telecommunications Ltd. (Provider of telecommunications system and services)	699,000	663,323
United Overseas Bank, Ltd. (Provider of commercial banking and financial services)	194,080	1,085,881
		7,642,730
Taiwan 11.5%
Asustek Computer, Inc. (Manufacturer of computer motherboards)	242,500	829,420
Bank Sinopac* (Provider of commercial banking services)	2,255,000	908,536
Compal Electronics, Inc. (Manufacturer and marketer of notebook computers and color monitors)	855,750	682,120
Formosa Plastics Corp. (Manufacturer of plastics materials)	2	2
Hon Hai Precision Industry Co., Ltd. (Manufacturer of electronic products)	233,000	864,464
Taiwan Semiconductor Manufacturing Co., Ltd. (Manufacturer of integrated circuits and other semiconductor devices)	2,390,767	4,227,153
United Microelectronics Corp.* (Manufacturer of integrated circuits)	1,019,350	839,117
Yageo Corp.* (Manufacturer of resistors and related equipment)	658,000	383,356
		8,734,168
Thailand 1.5%
Advanced Info Service Public Co., Ltd. (Foreign Registered) (Provider of analog and digital mobile phone services)	892,000	827,773
BEC World Public Co., Ltd. (Foreign Registered) (Operator of entertainment and television broadcasting business)	70,000	316,190
		1,143,963
Total Common Stocks (Cost $83,041,031)		72,310,643
	Principal Amount ($)	Value ($)
Short-Term Investments 4.6%
Federal Home Loan Bank, 2.46%**, 11/1/2001 (Cost $3,526,000)	3,526,000	3,526,000
Total Investment Portfolio - 100.0% (Cost $86,567,031) (a)		75,836,643

* Non-income producing security.
** Annualized yield at the time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $87,864,855. At October 31, 2001, net unrealized depreciation for all securities based on tax cost was $12,028,212. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,404,917 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $14,433,129.
(b) Securities valued at fair value by management and approved in good faith following procedures approved by the Board of Directors, amounted to $2,922,389 (3.86% of net assets). Their values have been estimated by management in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at October 31, 2001 aggregated $2,512,579. These securities may also have certain restrictions as to resale.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2001
Assets
Investments in securities, at value (cost $86,567,031)	$ 75,836,643
Cash	739
Foreign currency, at value (cost $436,290)	436,337
Receivable for investments sold	262,055
Dividends receivable	55,601
Receivable for Fund shares sold	381,668
Foreign taxes recoverable	214,596
Total assets	77,187,639
Liabilities
Payable for investments purchased	994,714
Payable for Fund shares redeemed	362,239
Accrued management fee	53,213
Other accrued expenses and payables	68,193
Total liabilities	1,478,359
Net assets, at value	$ 75,709,280
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on: Investments	(10,730,388)
Foreign currency related transactions	(3,275)
Accumulated net realized gain (loss)	(57,610,578)
Paid-in capital	144,053,521
Net assets, at value	$ 75,709,280

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2001 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price (a) per share ($64,055 / 8,679 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 7.38
Class S Net Asset Value, offering and redemption price (a) per share ($64,853,958 / 8,788,354 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 7.38
Class A Net Asset Value and redemption price per share ($6,305,651 / 855,783 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 7.37
Maximum offering price per share (100 / 94.25 of $7.37)	$ 7.82
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,749,484 / 510,292 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 7.35
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($736,132 / 100,198 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 7.35

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $248,803)	$ 1,488,431
Interest	219,166
Total Income	1,707,597
Expenses: Management fee	921,936
Administrative fee	603,060
Distribution service fees	30,459
Directors' fees and expenses	5,278
Other	4,809
Total expenses	1,565,542
Net investment income (loss)	142,055
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (including foreign taxes of $174,828)	(18,451,924)
Foreign currency related transactions (including foreign taxes of $76,379)	(346,654)
(18,798,578)
Net unrealized appreciation (depreciation) during the period on: Investments	(8,678,596)
Foreign currency related transactions	39,465
(8,639,131)
Net gain (loss) on investment transactions	(27,437,709)
Net increase (decrease) in net assets resulting from operations	$ (27,295,654)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2001	2000
Operations: Net investment income (loss)	$ 142,055	$ (2,100,515)
Net realized gain (loss) on investment transactions	(18,798,578)	28,180,812
Net unrealized appreciation (depreciation) on investment transactions during the period	(8,639,131)	(39,821,104)
Net increase (decrease) in net assets resulting from operations	(27,295,654)	(13,740,807)
Fund share transactions: Proceeds from shares sold	143,776,699	96,599,537
Net assets acquired in tax-free reorganization	14,814,414	-
Cost of shares redeemed	(160,535,297)	(121,909,595)
Redemption fees	178,550	697,567
Net increase (decrease) in net assets from Fund share transactions	(1,765,634)	(24,612,491)
Increase (decrease) in net assets	(29,061,288)	(38,353,298)
Net assets at beginning of period	104,770,568	143,123,866
Net assets at end of period	$ 75,709,280	$ 104,770,568

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.37
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)
Net realized and unrealized gain (loss) on investment transactions	(2.00)
Total from investment operations	(2.01)
Redemption fees	.01
Net asset value, end of period	$ 7.37
Total Return (%)[c]	(21.34)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6
Ratio of expenses	1.80*
Ratio of net investment income (loss) (%)	(.09)*
Portfolio turnover rate (%)	212

a For the period from May 29, 2001 (commencement of sales of Class A shares) to October 31, 2001.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of sales charges.
* Annualized
** Not annualized

Class B

2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.37
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)
Net realized and unrealized gain (loss) on investment transactions	(2.00)
Total from investment operations	(2.03)
Redemption fees	.01
Net asset value, end of period	$ 7.35
Total Return (%)[c]	(21.56)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4
Ratio of expenses	2.61*
Ratio of net investment income (loss) (%)	(.90)*
Portfolio turnover rate (%)	212

a For the period from May 29, 2001 (commencement of sales of Class B shares) to October 31, 2001.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of sales charges.
* Annualized
** Not annualized

Class C

2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.37
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)
Net realized and unrealized gain (loss) on investment transactions	(2.00)
Total from investment operations	(2.03)
Redemption fees	.01
Net asset value, end of period	$ 7.35
Total Return (%)[c]	(21.56)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1
Ratio of expenses	2.57*
Ratio of net investment income (loss) (%)	(.86)*
Portfolio turnover rate (%)	212

a For the period from May 29, 2001 (commencement of sales of Class C shares) to October 31, 2001.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of sales charges.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Pacific Opportunities Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc., (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares. On May 29, 2001, the Fund commenced offering Class A, B and C shares. These classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares of the Fund are generally not available to new investors. Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Forward Currency Exchange Contracts. A forward currency exchange contract ("forward contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $50,804,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($32,650,000), October 31, 2007 ($68,000) and October 31, 2009 ($18,086,000), the respective expiration dates, whichever occurs first.

In addition, the Fund inherited approximately $5,523,000 of capital losses from its merger (see Note G) with Kemper Asian Growth Fund, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2005 ($3,174,000) and October 31, 2008 ($2,349,000), the respective expiration dates, whichever occurs first, subject to certain limitations imposed by Sections 382-384 of the Internal Revenue Code.

Net realized and unrealized gains of the Fund derived in India are subject to certain non-U.S. taxes. Principal amounts of cash and securities invested in Malaysia are subject to certain non-U.S. taxes.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Redemption Fees. Upon the redemption or exchange of shares held by Class AARP and S shareholders for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended October 31, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $179,252,364 and $184,219,473, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), formerly Scudder Kemper Investments, Inc., the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement was equal to an annual rate of 1.10% of the first $500,000,000 of the Fund's average daily net assets and 1.05% on such net assets in excess of $500,000,000, computed and accrued daily and payable monthly.

Effective May 29, 2001, the Fund, as approved by the Fund's Board of Directors, adopted a new Investment Management Agreement (the "Management Agreement") with ZSI. The Management Agreement is identical to the pre-existing Agreement, except for the dates of execution and termination and fee rate. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% of the first $250,000,000 of the Fund's average daily net assets, 0.82% of the next $750,000,000 of such net assets, 0.80% of the next $1,500,000,000 of such net assets, 0.78% of the next $2,500,000,000 of such net assets, 0.75% of the next $2,500,000,000 of such net assets, 0.74% of the next $2,500,000,000 of such net assets, 0.73% of the next $2,500,000,000 of such net assets and 0.72% on such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2001, the fee pursuant to the Agreement and the Management Agreement was equivalent to an annual effective rate of 1.00% of the Fund's average daily net assets.

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for the Fund, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's Threadneedle Investments in the U.K., which will be retained by Zurich Financial Services. On December 4, 2001, a definitive agreement was signed and the transaction is expected to be completed, pending regulatory and shareholder approval and satisfaction of other conditions, in the first half of 2002.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), ZSI provides, or pays others to provide, substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.65%, 0.65%, 0.675%, 0.725% and 0.700% of average daily net assets for Class AARP, S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of ZSI, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for the Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of ZSI, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with ZSI, provide certain services (i.e., custody, legal, audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the year ended October 31, 2001, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at October 31, 2001
Class AARP	$ 406	$ 44
Class S	564,913	33,046
Class A	21,521	4,319
Class B	13,642	2,478
Class C	2,578	485
	$ 603,060	$ 40,372

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period May 29, 2001 (commencement of sales) through October 31, 2001, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2001
Class B	$ 14,110	$ 2,561
Class C	2,765	523
	$ 16,875	$ 3,084

In addition, SDI also provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the period May 29, 2001 (commencement of sales) through October 31, 2001, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2001
Class A	$ 7,964	$ 1,593
Class B	4,698	849
Class C	922	174
	$ 13,584	$ 2,616

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the period May 29, 2001 (commencement of sales) through October 31, 2001 aggregated $355.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period May 29, 2001 (commencement of sales) to October 31, 2001, the CDSC for Class B and C shares was $8,424 and $98, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor an annual retainer, plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP, through its affiliates, monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by ZSI. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2001		Year Ended October 31, 2000
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	32,158	$ 304,557	233	$ 2,543*
Class S	13,068,830	114,951,038	6,843,012	96,596,994
Class A**	2,886,655	22,690,065	-	-
Class B**	437,185	3,552,038	-	-
Class C**	288,039	2,279,001	-	-
		$ 143,776,699		$ 96,599,537
Shares issued in tax-free reorganization
Class AARP	-	$ -	-	$ -
Class S	-	-	-	-
Class A	909,695	8,523,365	-	-
Class B	559,016	5,238,222	-	-
Class C	112,342	1,052,827	-	-
		$ 14,814,414		$ -
Shares redeemed
Class AARP	(23,712)	$ (225,221)	-	$ -
Class S	(14,668,775)	(130,515,635)	(8,627,353)	(121,909,595)
Class A**	(2,940,567)	(23,432,570)	-	-
Class B**	(485,909)	(3,954,696)	-	-
Class C**	(300,183)	(2,407,175)	-	-
		$ (160,535,297)		$ (121,909,595)
Redemption fees
Class AARP	-	$ 3,157	-	$ -
Class S	-	175,393	-	697,567
		$ 178,550		$ 697,567

	Shares	Dollars	Shares	Dollars
Net increase (decrease)
Class AARP	8,446	$ 82,493	233	$ 2,543*
Class S	(1,599,945)	(15,389,204)	(1,784,341)	(24,615,034)
Class A**	855,783	7,780,860	-	-
Class B**	510,292	4,835,564	-	-
Class C**	100,198	924,653	-	-
		$ (1,765,634)		$ (24,612,491)

* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.
** For the period from May 29, 2001 (commencement of sales of Class A, B and C shares) to October 31, 2001.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Acquisition of Assets

On May 25, 2001, the Fund acquired all the net assets of Kemper Asian Growth Fund pursuant to a plan of reorganization approved by shareholders on May 15, 2001. The acquisition was accomplished by a tax-free exchange of 909,695 shares of Class A, 559,016 shares of Class B and 112,342 shares of Class C of the Fund, respectively, for 1,815,514 shares of Class A shares, 1,139,186 shares of Class B shares and 231,912 shares of Class C shares of the Kemper Asian Growth Fund, respectively, outstanding on May 25, 2001. Kemper Asian Growth Fund's net assets at that date ($14,814,414), including $995,104 of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $90,326,623. The combined net assets of the Fund immediately following the acquisition were $105,141,037.

Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder Pacific Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Pacific Opportunities Fund (the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts PricewaterhouseCoopers LLP
December 11, 2001

Tax Information (Unaudited)

The Fund paid foreign taxes of $423,631 and earned $423,631 of foreign source income during the year ended October 31, 2001. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.04 per share as foreign taxes paid and $0.04 per share as income earned from foreign sources for the year ended October 31, 2001.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Directors

Linda C. Coughlin*
President and Director
Henry P. Becton, Jr.
Director; President, WGBH Educational Foundation
Dawn-Marie Driscoll
Director; President, Driscoll Associates; Executive Fellow, Center for Business Ethics, Bentley College
Edgar R. Fiedler
Director; Senior Fellow and Economic Counsellor, The Conference Board, Inc.
Keith R. Fox
Director; General Partner, The Exeter Group of Funds
Jean Gleason Stromberg
Director; Consultant
Jean C. Tempel
Director; Managing Director, First Light Capital, LLC
Steven Zaleznick
Director; President and Chief Executive Officer, AARP Services, Inc.
Thomas V. Bruns*
Vice President
Irene T. Cheng*
Vice President
Joyce E. Cornell*
Vice President
Carol L. Franklin*
Vice President
William F. Glavin, Jr.*
Vice President
Joan Gregory*
Vice President
James E. Masur*
Vice President
Paul Rogers*
Vice President
Peter Sartori*
Vice President
Howard S. Schneider*
Vice President
John Millette*
Vice President and Secretary
Kathryn L. Quirk*
Vice President and Assistant Secretary
John R. Hebble*
Treasurer
Thomas Lally*
Assistant Treasurer
Brenda Lyons*
Assistant Treasurer
Caroline Pearson*
Assistant Secretary

* Zurich Scudder Investments, Inc.

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
Scudder Research Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Scudder Target 2011 Fund
Scudder Total Return Fund
Growth
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Focus Growth Fund
Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Contrarian Fund
Scudder Dividend & Growth Fund
Scudder-Dreman High Return Equity Fund
Scudder Large Company Value Fund
Scudder Small Cap Value Fund
Sector
Scudder-Dreman Financial Services Fund
Scudder Gold Fund
Scudder Health Care Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder International Research Fund
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund
Tax-Free Income
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free IncomeFund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Argentina Fund, Inc.
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

Legal Counsel

Dechert

Ten Post Office Square South Boston, MA 02109
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes

Notes

Notes

Notes